Exhibit 99.1

1 | © 2025 Journey Medical Corporation. All rights reserved. EMROSI – U.S. COMMERCIAL PLAN CONFERENCE CALL February 5, 2025

# FORWARD-LOOKING STATEMENTS

**FORWARD-LOOKING STATEMENTS**

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words "the Company", "we", "us" and "our" may refer to Journey Medical. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. The words "anticipate," "believe," "estimate," "may," "expect," "will," "could," "project," "intend" and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: the fact that our products and product candidates are subject to time and cost intensive regulation and clinical testing and as a result, may never be successfully developed or commercialized; a substantial portion of our sales derive from products that may become subject to third-party generic competition, the introduction of new competitor products, or an increase in market share of existing competitor products, any of which could have a significant adverse impact on our operating income; we operate in a heavily regulated industry, and we cannot predict the impact that any future legislation or administrative or executive action may have on our operations; our revenue is dependent mainly upon sales of our dermatology products and any setback relating to the sale of such products could impair our operating results; competition could limit our products' commercial opportunity and profitability, including competition from manufacturers of generic versions of our products; the risk that our products do not achieve broad market acceptance, including by government and third-party payors; our reliance third parties for several aspects of our operations; our dependence on our ability to identify, develop, and acquire or in-license products and integrate them into our operations, at which we may be unsuccessful; the dependence of the success of our business, including our ability to finance our company and generate additional revenue, on the successful commercialization of our recently approved product, Emrosi™, and any future product candidates that we may develop, in-license or acquire; clinical drug development is very expensive, time consuming, and uncertain and our clinical trials may fail to adequately demonstrate the safety and efficacy of our current or any future product candidates; our competitors could develop and commercialize products similar or identical to ours; risks related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our business and operations would suffer in the event of computer system failures, cyber-attacks, or deficiencies in our or our third parties' cybersecurity; the substantial doubt about our ability to continue as a going concern; the effects of major public health issues, epidemics or pandemics on our product revenues and any future clinical trials; our potential need to raise additional capital; Fortress controls a voting majority of our common stock, which could be detrimental to our other shareholders; as well as other risks described in Part I, Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Reports on Form 10-Q, and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

**TRADEMARKS**

This confidential presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

**MARKET & INDUSTRY DATA**

Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although the Company believes that its third party-sources are reliable, the Company cannot guarantee the accuracy or completeness of its sources. The Company's management estimates are derived from third-party sources, publicly available information, the Company's knowledge of its industry and assumptions based on such information and knowledge. The Company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the Company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the Company's expressed projections, estimates and assumptions or those provided by third parties.

2 | © 2025 Journey Medical Corporation. All rights reserved.

JOURNEY MEDICAL CORPORATION

3 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Claude Maraoui Founder, President & Chief Executive Officer • Emrosi – Differentiated Clinical Profile • Market Opportunity • Commercial Strategy • Market Access • Financial Update • Closing Remarks

4 | © 2025 Journey Medical Corporation. All rights reserved. Emrosi Commercial Highlights • Emrosi received FDA - Approved in November 2024; On time, First - cycle review • Superior to both placebo and market - leading oral rosacea treatment, Oracea ® • 16.5 million Americans suffer from rosacea 1 • Emrosi has potential to become standard of care • Established dermatology sales force at Journey Medical • Potential to generate significant sales and earnings leverage • Out - licensing opportunities to generate cash and future revenue 1. Wehausen , B., Hill, D. E, & Feldman, S. R. (2016). Most people with psoriasis or rosacea are not being treated: a large population st udy . Dermatology Online Journal, 22(7).

5 | © 2025 Journey Medical Corporation. All rights reserved. Today’s Speakers Brian Prout Executive Director, Marketing Claude Maraoui Founder, President & CEO Joseph Benesch Chief Financial Officer Srinivas Sidgiddi, M.D. Vice President, R&D Louis Donati Director, Market Access Andrew Zwible Vice President, Operations Robert Nevin Chief Commercial Officer

6 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Srinivas Sidgiddi, M.D, Vice President, Research & Development • Commercial Highlights • Market Opportunity • Commercial Strategy • Market Access • Financial Update • Closing Remarks

7 | © 2025 Journey Medical Corporation. All rights reserved. Rosacea Affects ~16.5mm Americans 1 and Can Have Debilitating Effects on Quality of Life • Rosacea is a chronic, relapsing, inflammatory skin condition with symptoms such as acne - like inflammatory lesions (papules and pustules), deep facial redness (erythema) , and spider veins (telangiectasia) . • A 2022 meta - analysis of 39 studies examining 9,190 patients with rosacea, published in JAMA Derm showed that 43.2% of rosacea patients had papulopustular rosacea 2 • Rosacea is most frequently seen in adults between 30 - 50 years of age, and in females more than males. Of patients with rosacea 3 : • 90% said their condition lowered their self - confidence and self - esteem • 41% said it caused them to avoid public contact or cancel social engagements • 88% with severe symptoms said it adversely affected their professional interactions • 51% said they missed work because of their condition 1. Wehausen , B., Hill, D. E, & Feldman, S. R. (2016). Most people with psoriasis or rosacea are not being treated: a large population st udy . Dermatology Online Journal, 22(7). 2. Barakji YA, Rønnstad ATM, Christensen MO, Zachariae C, Wienholtz NKF, Halling AS, Maul JT, Thomsen SF, Egeberg A, Thyssen JP. Assessment of Frequency of Rosacea Subtypes in Patients With Rosacea: A Systematic Review and Meta - analysis. JAM A Dermatol. 2022 Jun 1;158(6):617 - 625. doi : 10.1001/jamadermatol.2022.0526. PMID: 35385049; PMCID: PMC8988027. 3 . National Rosacea Society. https://www.rosacea.org/patients/all - about - rosacea Actual patient images from Emrosi Phase 3 Clinical Trials.

8 | © 2025 Journey Medical Corporation. All rights reserved. • Minocycline in Emrosi is 25% IR & 75% ER compared to doxycycline in Oracea that is 75% IR & 25% ER. • Minocycline has a lower Cmax and levels in the blood throughout the day compared to doxycycline at the same dose. • Blood is not the site of action in rosacea and so the drug is not needed to be there. • Lower levels of drug in the blood are generally known to correlate with safety. Emrosi – A Novel Minocycline Formulation Beneficial Pharmacokinetic Profile 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 0 2 4 6 8 10 12 14 16 18 20 22 24 Doxy 40 mg Mino 20 mg Mino 40 mg Day=21 DAY 21 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 0 2 4 6 8 10 12 14 16 18 20 22 24 Doxy 40 mg Mino 20 mg Mino 40 mg Day=21 UNIQUE PRODUCT FORMULATION Minocycline Extended - Release Capsule 40mg (Once daily oral capsule) Emrosi was developed using Multiple Unit Pellet System technology, which combines Immediate Release (25%) and Extended Release (75%) minocycline pellets for uniform drug release. • This provides predictable drug absorption and reduces the risk of dose dumping

9 | © 2025 Journey Medical Corporation. All rights reserved. Emrosi – Indication & Dosage Once daily dose, any time of day, with or without food Lowest approved oral minocycline dose (much lower than the approved antibiotic doses) Fixed dose independent of body weight Label contains head - to - head superiority data against Oracea. Efficacy is similar across all adult age groups including 65+ years. x x x x x

# Emrosi Demonstrated Superior Efficacy Over Oracea and Placebo
## IGA Treatment Success and Inflammatory Lesion Count Reduction

- Pooled results from the two phase 3 studies demonstrate outstanding efficacy for Emrosi.
- Significantly superior to Oracea and Placebo on all efficacy parameters of clinical relevance.
- P-values indicate highly significant results against both comparators.



IGA Treatment Success - Week 16
(Pooled Data)
P<0.001*
% of Subjects
62.7
39
28.2
Emrosi (40mg) N=245
Oracea (40mg) N=246
Placebo N=162
Inflammatory Lesion Absolute Change - Week 16
(Pooled Data)
Emrosi N=245
Oracea N=246
Placebo N=162
Lesion Count Change
-19
-14.8
-11.3
P<0.001*

*All statistical tests were two-sided, with α=0.05 as level of significance

10 | © 2025 Journey Medical Corporation. All rights reserved.

11 | © 2025 Journey Medical Corporation. All rights reserved. Key Treatment - Related Adverse Events (N=638) 2.1% 2.1% 1.6% 0.8% 0.0% 3.4% 2.1% 0.8% 1.3% 2.1% 2.5% 3.8% 0.0% 1.3% 1.3% 0% 2% 4% 6% 8% 10% 12% 14% Headache Diarrhea Dyspepsia Gastroesophageal Reflux Nausea % of Patients Emrosi (Minocycline, 40mg) (N=243) Oracea® (Doxycycline, 40mg) (N=237) Placebo (N=158) The frequency of key treatment - related adverse events was low, and most were reported as mild or moderate . Emrosi Demonstrated A Safety Profile Similar to Placebo

# Emrosi – Publication & Data Communication Plan

emrosi™
(minocycline hydrochloride)
extended-release capsules, 40mg*
*10 mg immediate release & 30 mg extended release beads

- **Three manuscript submissions are in process at leading peer-reviewed journals, covering the following topics:**
  - Safety & Efficacy vs. Placebo & Oracea for Lesions & Erythema
  - Microbiology
  - Quality of Life Improvement

- **Clinical posters will communicate key aspects of the clinical data at major dermatology conferences:**
  - ✓ PK Safety Study *(Fall Clinical; Oct. 2023)*
  - ✓ Sub-Antimicrobial Study *(AAD; Mar. 2024)*
  - ✓ QoL Improvement *(DEF NP/PA; Jul. 2024)*
  - ✓ Systemic vs. Dermal PK in Emrosi & Oracea *(Fall Clinical; Oct. 2024)*
  - QoL Improvement *(Encore presentation planned for Winter Clinical; Feb. 2025)*

12 | © 2025 Journey Medical Corporation. All rights reserved.

JOURNEY MEDICAL CORPORATION

13 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Andrew Zwible Vice President, Operations • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Commercial Strategy • Market Access • Financial Update • Closing Remarks

14 | © 2025 Journey Medical Corporation. All rights reserved. ESTIMATED U.S. ROSACEA PATIENTS (2023) It is estimated that only 2 - 3 million Americans with rosacea are receiving treatment 1 , and millions of additional patients with rosacea may be in temporary remission Patient From Emrosi Phase 3 Trial Baseline Week 16 Patients Actual patient images from Emrosi Phase 3 Clinical Trials. Photos used with permission. Results of individual patients may not be typical, as individual results may vary. 1. Wehausen , B., Hill, D. E, & Feldman, S. R. (2016). Most people with psoriasis or rosacea are not being treated: a large population study. Dermatology Online Journal, 22(7).

# Prescriptions

# Large and Growing Market: ~5.1mm TRXs Filled in 2024

emrosi™
(minocycline hydrochloride) extended-release capsules, 40mg*

## ORAL ROSACEA TREATMENTS:

Oracea *(doxycycline 40mg)* is the only approved oral treatment option currently indicated for rosacea

– **For treatment of only inflammatory lesions *(papules and pustules)* of rosacea**

## TOPICAL ROSACEA TREATMENTS:

Currently available topical rosacea treatments are only indicated for one of the rosacea features below:

- **Erythema**

  Rhofade *(Oxymetazoline HCL)*  Mirvaso *(Brimonidine Tartrate)*

- **Papules & Pustules**

  ★ Zilxi *(Minocycline HCL)*  Azelex *(Azelaic Acid)*

  Soolantra *(Ivermectin)*  Metro Family *(Metronidazole)*

  Finacea *(Azelaic Acid)*  Epsolay *(BPO)*

**~95% of Topical Rosacea Drugs Are Indicated for Treatment of Inflammatory Lesions[1]**


Combined Rosacea Annual TRx (in 000s) in the U.S.
6,000
5,000
4,000
3,000
2,000
1,000
3,940
753
3,177
4,314
752
3,562
4,389
718
3,671
4,606
722
3,884
5,119
713
4,406
2020
2021
2022
2023
2024
Topical Market
Oral Market

According to a 2020 paper in JAAD, "Combination therapy with topical and oral agents has become a common treatment option for patients with moderate or severe rosacea presenting with diverse signs and symptoms."[2]

15 | © 2025 Journey Medical Corporation. All rights reserved.

1. Source: Symphony Healthcare Metys Data
2. Journal of the American Academy of Dermatology Volume 82, Issue 2, February 2020, Pages 336-34

JOURNEY MEDICAL CORPORATION

Prescriptions

# Over 712k Prescriptions for Oral Rosacea Treatments Alone in 2024


Oral Rosacea Annual TRx in the U.S.
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
762,512
751,861
717,589
722,118
712,945
2020
2021
2022
2023
2024
Oral Market

| Oral Rosacea Market Definition |
|---|
| Oracea |
| Oracea Generic Equivalents |
| * Doxycycline Hyclate 20mg in Derm |

* 20mg Doxycycline written by Dermatologists is believed to be prescribed off-label for rosacea

## ORACEA OVERVIEW


ORACEA
GALDERMA

**Oracea** *(doxycycline 40mg)* **was the first and only FDA approved oral medication for Rosacea before Emrosi**

**Indication:** *Treatment of only inflammatory lesions (papules and pustules) of rosacea in adult patients*

**Treatment Duration: 16 Weeks**

- **Oracea Brand**: Approved in 2006 | **$914 WAC** *(2024)*
- **Oracea AG**: Approved in 2014 | **$783 WAC** *(2024)*

**Marketed by Galderma**

## EMROSI OVERVIEW


emrosi
40mg

**Emrosi** *(Minocycline 40mg)* **is the only other FDA approved oral medication for Rosacea, with proven to be superior to Oracea**

**Indication:** *EMROSI is indicated to treat inflammatory lesions (papules and pustules) of rosacea in adults*

**Treatment Duration: 16 Weeks**

- **Emrosi:** Approved in 2024 | **$1,298 WAC** *(2025)*

**Marketed by Journey Medical**

16 | © 2025 Journey Medical Corporation. All rights reserved.

Source: Symphony Healthcare Metys Data WAC Price = Wholesale Acquisition Cost

17 | © 2025 Journey Medical Corporation. All rights reserved. Source: IQVIA Prescriber - level Data TRx = Total number of prescriptions 94% of Oral Rosacea TRx are written in Dermatology (based on IQVIA 2024 TRx) 83% of Oral Rosacea Derm TRx will be covered at launch (based on IQVIA 2024 TRx) Journey Medical’s Sales Force Can Cover the Vast Majority of Oral Rosacea Prescriptions in Dermatology Prescriptions

18 | © 2025 Journey Medical Corporation. All rights reserved. Journey Can Reach 80% of TRx Written With Optimal Bi - weekly Call Frequency Source: IQVIA Prescriber - level Data TRx = Total number of prescriptions HCPs • 547k Oral Rosacea TRx in Journey territories in 2024 (IQVIA prescriber - level data) • Comprised of 11,485 Derm Writers (includes NPs/PAs) • Highly concentrated market with 3,127 writers prescribing 80% of prescriptions • 35 Territories x 100 Targets = 3,500 Targets every two week • 100 Targets per Territory allows for 80% bi - weekly call coverage at launch (through Decile 3) Deciles Writer Count Total Targets Mkt TRx Target Mkt TRxTRx per Writer 10 71 71 54,447 54,447 767 9 135 206 54,978 109,425 407 8 193 399 54,583 164,008 283 7 269 668 54,931 218,939 204 6 358 1,026 54,713 273,652 153 5 478 1,504 54,717 328,369 114 4 657 2,161 54,713 383,082 83 3 966 3,127 54,783 437,865 57 2 1,639 4,766 54,747 492,612 33 1 6,719 11,485 54,737 547,349 8 Total 11,485 547,349 48 • Of the Target HCPs writing the 547k Oral Rosacea TRx, 92% are already prescribing one of Journey’s other products

19 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Robert Nevin Chief Commercial Officer • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Market Opportunity • Market Access • Financial Update • Closing Remarks

20 | © 2025 Journey Medical Corporation. All rights reserved. • Oracea Launched in July 2006 • Over 700K TRx by Year 5 • Peak TRx of 769K in 2012 Source: Symphony Healthcare Metys Data Oracea Launch Oracea Attained Over 90K TRx in Its Launch Year and Continued To Grow, Peaking in 2012 At 770K - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 2006 2007 2008 2009 2010 2011 2012 Oracea Launch

21 | © 2025 Journey Medical Corporation. All rights reserved. Source: Barbieri JS, Bhate K, Hartnett KP, Fleming - Dutra KE, Margolis DJ. Trends in Oral Antibiotic Prescription in Dermatology, 2008 to 2016. JAMA Dermatol. 2019 Mar 1;155(3):290 - 297. doi : 10.1001/jamadermatol.2018.4944. PMID: 30649187; PMCID: PMC6439939. Trends in Dermatology Are Favorable to the Growth of Emrosi

# 4 Pillars to Driving Dermatologist Adoption of Emrosi

emrosi (minocycline hydrochloride) extended-release capsules, 40mg*

**OBJECTIVE:** Rapidly establish EMROSI as the oral standard of care among dermatology providers for treatment of inflammatory lesions of rosacea.

## 1 Direct Promotion

- Experiences sales force with 10+ years average experience
- 35 existing territories covering 83% of dermatology TRx for the oral rosacea market

## 2 Build HCP Awareness

- Targeted HCP Digital Advertising
- Speaker programs and educational events
- Attendance at key industry conferences

## 3 Enable Patient Access

- Enable patient access and savings
- Establish favorable Payor coverage
- Optimize Prior Authorization support

## 4 Simplify Refill Adherence

- Enhance refill visibility at the pharmacy
- Direct messaging to patients to support refill adherence and treatment outcomes

22 | © 2025 Journey Medical Corporation. All rights reserved.

JOURNEY MEDICAL CORPORATION

23 | © 2025 Journey Medical Corporation. All rights reserved. Dermatology Provider’s Perceptions of Emrosi 74% of HCPs are “Very Likely” to prescribe Emrosi 70% of HCPs perceive Emrosi to be “Extremely Valuable ” 40% of HCPs report a “very high therapeutic unmet need” in the treatment of rosacea Based on independent q uantitative market research with 50 dermatology - focused healthcare professionals (HCPs) 88% of HCPs ranked Head - to - Head superiority data over Oracea ® as a top reason for prescribing Emrosi Additional Takeaways • HCPs are sensitive to patient out - of - pocket costs above $50 per month • HCPs are sensitive to payer restriction scenarios, such as prior authorization, step edits and medical necessity Majority Of High Rosacea Prescribers Surveyed Believe Emrosi Is “Extremely Valuable” And 74% Stated They Are “Very Likely” To Prescribe

24 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Brian Prout Executive Director of Marketing • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Market Opportunity • Market Access • Financial Update • Closing Remarks

25 | © 2025 Journey Medical Corporation. All rights reserved. EMROSI is the best - in - class oral therapy for inflammatory lesions of rosacea and is expected to become the new standard of care in rosacea therapy ACCESS & SAVINGS CONVENIENCE UNIQUENESS SAFETY EFFICACY Nationwide access Simplified patient savings program at 400+ pharmacies nationwide Convenient once daily capsule, taken any time of day Fixed dose capsule, regardless of bodyweight Modified dual - release formulation Lowest FDA - approved oral dose of minocycline Safety profile similar to placebo Head - to - head superiority over Oracea ® demonstrated in two Phase 3 trials Treatment results in as little as 2 weeks Emrosi Has a Unique Mix of Patient Benefits That Will Be Highlighted Throughout Our Sales & Marketing Materials

26 | © 2025 Journey Medical Corporation. All rights reserved. Examples of Emrosi HCP Visual Sales Aid

27 | © 2025 Journey Medical Corporation. All rights reserved. Patient Results At Baseline & 16 Weeks Post Treatment Actual patient images from Emrosi Phase 3 Clinical Trials. Photos used with permission. Results of individual patients may not be typical, as individual results may vary.

28 | © 2025 Journey Medical Corporation. All rights reserved. Patient Results At Baseline & 16 Weeks Post Treatment Actual patient images from Emrosi Phase 3 Clinical Trials. Photos used with permission. Results of individual patients may not be typical, as individual results may vary.

29 | © 2025 Journey Medical Corporation. All rights reserved. Patient Results At Baseline & 16 Weeks Post Treatment Actual patient images from Emrosi Phase 3 Clinical Trials. Photos used with permission. Results of individual patients may not be typical, as individual results may vary.

30 | © 2025 Journey Medical Corporation. All rights reserved. Journey Medical’s upcoming exhibit booth at AAD. AAD is the premier dermatology conference in the U.S. with nearly 20,000 attendees. Journey Will Quickly Grow HCP Adoption of Emrosi Through a Range of Educational and Promotional Programs 1. Medical Conferences • Exhibit at AAD 2025 March 7 - 11 with select meetings to follow • KOL podium presentations 2. Educational Speaker Programs • Utilize KOLs within each territory to educate providers about Emrosi 3. Direct Promotion • Direct promotion will begin in early April • Sales representatives will have product samples and promotional materials at launch • e - Sampling will also be available for white space 4. Targeted Digital Advertising • Targeted digital advertising to top dermatology prescribers EDUCATIONAL PROMOTIONAL

31 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Louis Donati Director of Market Access • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Market Opportunity • Commercial Strategy • Financial Update • Closing Remarks

# Market Access is Focused on Commercial / Government *(FEP/HIX)* & Medicare

emrosi
(minocycline hydrochloride)
extended-release capsules, 40mg*

**~345M Lives** — **U.S. Population**

**~242M Lives** — **Commercial, Gov't & Medicare**

**~188M Lives** — **Commercial & Government**
(Commercial, Employer, Fed Prog, Federal Employees, HIX, Municipal Plan, PBM, Pvt HIX, Union)

**~54M Lives** — **Medicare**
(EGWP, Medi-Medi, Medicare MA, Medicare PDP, Medicare SN, PACE)

**~79M Lives** — **Medicaid**

**~24M Lives** — **Underinsured / Uninsured**

32 | © 2025 Journey Medical Corporation. All rights reserved.

JOURNEY
MEDICAL CORPORATION

33 | © 2025 Journey Medical Corporation. All rights reserved. Jan Dec Nov Oct Sept Aug July June May April Mar Feb Jan Dec Nov APPROVAL TIMELINE PAYERS & ACCESS ACTIVITIES FDA APPROVAL LAUNCH Complete In Progress Payer Meetings - PVP, Clinical Deck, initial business discussions 2024 2025 2026 Clinical Presentations to Payers Contracting & Formulary positioning discussions with Payers Emrosi Field Pull - through projects to improve Covered Claims Payer Notifications Market Access Timelines Emphasis on Continuous “Payer” Outreach

34 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Joseph Benesch Chief Financial Officer • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Market Opportunity • Commercial Strategy • Market Access • Closing Remarks

35 | © 2025 Journey Medical Corporation. All rights reserved. Speakers & Agenda Claude Maraoui Founder, President & Chief Executive Officer • Commercial Highlights • Emrosi – Differentiated Clinical Profile • Market Opportunity • Commercial Strategy • Market Access • Financial Update

Q&A